UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.   20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of the earliest event reported)
May 17, 2017
Kronos Worldwide, Inc.
(Exact name of registrant as specified in its charter)
Delaware	1-31763	76-0294959
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5430 LBJ Freeway, Suite 1700, Dallas, Texas		75240-2697
(Address of principal executive offices)		(Zip Code)
Registrant's telephone number, including area code
(972) 233-1700

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

The registrant held its 2017 annual meeting of stockholders on May 17, 2017.  At the 2017 annual meeting, the registrant's stockholders voted on the three proposals described in detail in the registrant's definitive proxy statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on March 28, 2017.  Stockholders present at the 2017 annual meeting, either in person or by proxy, represented 91.6% of the 115,894,098 shares eligible to vote at the meeting.

Proposal 1:  Election of Directors

The registrant's stockholders elected Mr. Keith R. Coogan, Ms. Loretta J. Feehan, Mr. Robert D. Graham, Mr. John E. Harper, Mr. Cecil H. Moore, Jr., Gen. Thomas P. Stafford (ret.), Dr. R. Gerald Turner and Dr. C. Kern Wildenthal as directors.  Each director nominee received votes "For" his or her election from at least 87.9% of the shares eligible to vote at the annual meeting.

Proposal 2:  Say-on-Pay, Nonbinding Advisory Vote Approving Executive Compensation

The registrant's stockholders adopted a resolution, on a nonbinding advisory basis, approving the compensation of the registrant's named executive officers as described in the registrant's 2017 proxy statement.  The resolution received the approval from 87.5% of the shares eligible to vote at the annual meeting.

Proposal 3:  Say-When-on-Pay, Nonbinding Advisory Vote on the Preferred Frequency of Executive Compensation Votes

The registrant's stockholders voted, on a nonbinding advisory basis, on the preferred frequency of every year, every other year or every third year for future advisory votes on the named executive officer compensation as disclosed pursuant to the compensation disclosure rules of the U.S. Securities and Exchange Commission.  An annual vote on such named executive officer compensation received the vote of 89.8% of the shares eligible to vote at the annual meeting.  In light of the results of this nonbinding advisory vote, the registrant currently intends in the future to hold an annual nonbinding advisory vote on such named executive officer compensation.

Item 7.01	Regulation FD Disclosure.

The registrant also hereby furnishes the information set forth in it press releases issued on May 17, 2017, a copy of which is attached as Exhibit 99.1 and incorporated herein by reference.  The information the registrant furnishes in this report under this Item 7.01, and the exhibit in Item 9.01, is not deemed "filed" for purposes of section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.  Registration statements or other documents filed with the U.S. Securities and Exchange Commission shall not incorporate this information by reference, except as otherwise expressly stated in such filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

	Item No.	Exhibit Index

	99.1	Press release dated May 17, 2017 issued by the registrant.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KRONOS WORLDWIDE, INC.
(Registrant)

By: /s/ Clarence B. Brown, III
Date: May 17, 2017	Clarence B. Brown, III, General Counsel and Secretary

INDEX TO EXHIBITS

Item No.	Exhibit Index

99.1	Press release dated May 17, 2017 issued by the registrant.